Exhibit 10.85
Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 7, 2022 (this “Amendment”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Reaffirming Parties (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and each Lender party hereto (each, a “Lender” and collectively, the “Lenders”) (such Lenders, collectively constituting the Required Lenders).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to that certain Credit Agreement, dated as of January 29, 2021, among the Borrower, the Administrative Agent and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended pursuant hereto, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to amend Section 7.03 (Indebtedness) to permit the incurrence of certain unsecured Indebtedness of up to $150,000,000;
WHEREAS, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, each of the Administrative Agent, Required Lenders and the Borrower have agreed to amend certain terms of the Existing Credit Agreement as set forth in Section 2 hereof;
WHEREAS, each Loan Party party hereto and Gibraltar Holdings (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party;
NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document” (as defined in the Existing Credit Agreement and the Credit Agreement).
2.Amendments to Credit Agreement. Pursuant to and in accordance with Section 10.01 of the Existing Credit Agreement, effective as of the First Amendment Effective Time (as defined below), each of the parties hereto agree that the Existing Credit Agreement shall be amended as follows:
(a)Section 1.01 (Defined Terms) is hereby amended to add the following definitions in the appropriate alphabetical order:

“Cash Flow Forecast” means a cash flow forecast for the Borrower and its Subsidiaries on a consolidated basis, broken down by weeks, covering the 13-week period following delivery thereof, in form and detail reasonably satisfactory to the Administrative Agent, which shall reflect, for the periods covered thereby, projected weekly disbursements (in line item detail), cash receipts (in line item detail), loan balances (in line item detail) and ending cash for each week covered by the Cash Flow Forecast.

“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means March 7, 2022, the date on which the conditions set forth in the First Amendment are satisfied.

(b)Article V (Representations and Warranties) shall be amended by inserting the following new Section 5.23:

Section 5.23    Cash Flow Forecast. The Cash Flow Forecast has been prepared in good faith based upon assumptions of the Borrower reasonable at the time made.

(c)Article VI (Affirmative Covenants) shall be amended by inserting the following new Sections 6.20, 6.21, and 6.22:
Section 6.20 Hedging Agreements and Cash Margin Postings. Commencing on March 8, 2022 and thereafter on the 1st and 15th of each month (or if such day is not a Business Day, the next succeeding Business Day), a report regarding the status of the Borrower and any of its Restricted Subsidiaries’ Hedging Agreements, as well as any outstanding cash margin postings, and any expected cash margin postings over the next two week period (which, for the avoidance of doubt, shall not be viewed as a forecast but rather an approximation).
Section 6.21    Variance and Cash Flow Reporting.    Commencing on April 1, 2022 and thereafter on the 1st and 15th of each month (or if such day is not a Business Day, the next succeeding Business Day) (or more frequently, to the extent that the Cash Flow Forecast and such reports are updated or provided to others on a more frequent basis), the Borrower shall deliver updated 13-week Cash Flow Forecasts to the Administrative Agent and variance reports concerning bank and cash balances by legal entity and account; provided that, it is understood and agreed that each initial Cash Flow Forecast delivered pursuant to this Section 6.21 will reflect a forecast (rather than actuals) for the week then ended (which actuals will be included in the subsequent Cash Flow Forecast delivered pursuant to this Section 6.21 in the form of a variance report showing all variances by line-item from the amounts set forth in the Cash Flow Forecast, as most recently updated, with an explanation for each line-item variance of greater than or equal to 10%)).
Section 6.22    Indebtedness Amendments.    The    Borrower    shall provide the Lenders with (i) 2 Business Days (or such shorter period as is reasonably

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acceptable to the Administrative Agent) prior written notice of any amendment, restatement, amendment and restatement, supplement or other modification to any definitive documentation evidencing and governing any Indebtedness incurred under Section 7.03(g) and (ii) 1 Business Day (or such shorter period as is reasonably acceptable to the Administrative Agent), substantially final drafts of any such documents described in clause (i) hereto.
(d)Clause (g) of Section 7.03 (Indebtedness) shall be amended and restated in its entirety as follows:

(g) unsecured Indebtedness of the Loan Parties incurred after the First Amendment Effective Date in an aggregate amount not to exceed $150,000,000 at any one time outstanding; provided that (i) the use of proceeds of such Indebtedness shall be limited to satisfying margin calls with respect to commodity hedges by funding margin accounts, (ii) at the time of any issuance thereof, no Default or Event of Default shall have occurred and be continuing or may result therefrom, (iii) such Indebtedness shall mature no earlier than 91 days after the final Maturity Date and shall not have any scheduled amortization or payments of principal prior to the maturity date of such unsecured Indebtedness or require any mandatory prepayments, redemptions or sinking fund obligations prior to the maturity date of such unsecured Indebtedness, other than (x) a customary acceleration right after an event of default thereunder and (y) prepayments made out of the proceeds of a substantially concurrent issuance of new shares of common stock or other Qualified Equity Interests of the Borrower, (iv) such Indebtedness shall continue to be unsecured and shall not be guaranteed by any Person other than a Loan Party, (v) at no time shall the documentation governing such unsecured Indebtedness include any event of default in addition to or covenant more restrictive to the Borrower or any Loan Party or their respective subsidiaries than the events of default or covenants as set forth in this Agreement (other than information covenants with respect to Hedge Agreements), (vi) the cash interest rate applicable to such outstanding Indebtedness shall not exceed 10.0% per annum (exclusive of default interest at a rate not to exceed 2.00% per annum) and no cash fee payments may be made with respect thereto (other than fees disclosed to the Administrative Agent and the Lenders prior to the First Amendment Effective Date) and (vii) no interest or fee payment, including default interest, shall be made on such Indebtedness at any time a Default or Event of Default has occurred and is continuing (provided that all such interest and fees, including default interest, may accrue and, if paid in kind, shall not be subject to the $150,000,000 limitation set forth in this clause (g));
(e)Clause (e) of Section 8.01 (Events of Default) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

(e) Cross-Default. The Borrower or any Restricted Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder) in each case having an aggregate principal amount of more than the Threshold Amount or any Indebtedness incurred pursuant to Section 7.03(g), beyond the period of grace, if any, provided in the instrument or agreement under which such

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Indebtedness or Guarantee was created, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable, or (C) fails to observe or perform any agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, as a result of which default or other event, the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) shall have caused, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable; or

3. Conditions Precedent. The amendments herein shall become effective on the date (the “First Amendment Effective Date”) and at the time (the “First Amendment Effective Time”) on and at which the following conditions precedents are satisfied or waived in accordance with such section:
(a)The Administrative Agent’s receipt of the following:
(i) executed counterparts of this Amendment from each of the Borrower, the other Reaffirming Parties, the Required Lenders and the Administrative Agent; and
(ii)a certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties set out in Sections 4(a) and (b) are true and correct; and
(iii)duly executed copies of all definitive documentation evidencing and governing the Indebtedness to be incurred under Section 7.03(g) of the Credit Agreement.
(b)each of the representations and warranties made by the Borrower in Section 4 hereof shall be true and correct; and
(c)the Borrower shall have paid, or cause to be paid, to the Administrative Agent, for the account of each Lender who consented to this Amendment by executing and delivering to the Administrative Agent a signature page hereto prior to the First Amendment Effective Date, an amendment fee equal to 100 basis points (1.0%) of the portion of the L/C Commitments held by such consenting Lender as of the First Amendment Effective Date, which fees shall be earned on the First Amendment Effective Date and shall be payable in immediately available funds upon the First Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented

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to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.
4.Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party and Gibraltar Holdings, as follows:
(a)no Default or Event of Default shall exist, or would result immediately, from transactions contemplated hereby on the First Amendment Effective Date;
(b)the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; and
(c)the execution, delivery and performance by each Loan Party and Gibraltar Holdings of this Amendment and the consummation of the transactions contemplated hereby (a) have been duly authorized by all necessary corporate or other organizational action, (b) do not and will not (i) contravene the terms of any of such Person’s Organizational Documents; (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (C) any arbitral award to which such Person or its property is subject; or (iii) violate any Law binding on such Person;
(d)this Amendment has been duly executed and delivered on behalf of each Loan Party and Gibraltar Holdings;
(e)this Amendment constitutes a legal, valid and binding obligation of each Loan Party and Gibraltar Holdings enforceable against each Loan Party and Gibraltar Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general principles of equity, regardless of whether considered

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in a proceeding in equity or at law and an implied covenant of good faith and fair dealing; and
(f) as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.01 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Documents pursuant to which such Liens were granted.
5.Reaffirmation.
(a)To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties and Gibraltar Holdings hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b)In furtherance of the foregoing clause (a), each Reaffirming Party that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document, hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Party reaffirms the security interests granted by such Reaffirming Party under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Secured Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Party hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Reaffirming Party now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Party is a party to, (ii) confirms its respective grant to the Collateral Trustee for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all Collateral to which such Reaffirming Party granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Party is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand

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or otherwise, of all applicable Secured Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.
6.Miscellaneous Provisions.
(a)Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 10.04, 10.14 and 10.15 of the Existing Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(b)Severability. Section 10.12 of the Existing Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(c)Full Force and Effect. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. The Borrower acknowledges and agrees that this Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein.
(d)Counterparts; Electronic Execution; Headings. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment.
(e)Third Party Beneficiary. The Collateral Trustee shall be an express third-party beneficiary of this Amendment.

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(f) Amendment, Modification and Waiver. This Amendment may not be amended, nor may any provision hereof be waived, except pursuant to a writing signed by each of the parties hereto.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers, all as of the day and year first written above.

PEABODY ENERGY CORPORATION,
as Borrower

By:             Name:        Brian Cropper
Title:    Vice President & Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

9 EAST SHIPPING US, LLC (f/k/a COALSALES II, LLC)
AMERICAN LAND DEVELOPMENT, LLC AMERICAN LAND HOLDINGS OF COLORADO,
LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC AMERICAN LAND HOLDINGS OF INDIANA, LLC AMERICAN LAND HOLDINGS OF KENTUCKY,
LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC. CONSERVANCY RESOURCES, LLC EL SEGUNDO COAL COMPANY, LLC HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC KAYENTA MOBILE HOME PARK, INC. KENTUCKY UNITED COAL, LLC MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC PEABODY ASSET HOLDINGS, LLC PEABODY BEAR RUN MINING, LLC PEABODY BEAR RUN SERVICES, LLC PEABODY CABALLO MINING, LLC PEABODY CARDINAL GASIFICATION, LLC PEABODY CHINA, LLC
PEABODY COALSALES, LLC PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC PEABODY COLORADO SERVICES, LLC PEABODY COULTERVILLE MINING, LLC PEABODY DEVELOPMENT COMPANY, LLC PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC PEABODY GATEWAY NORTH MINING, LLC PEABODY GATEWAY SERVICES, LLC PEABODY GLOBAL FUNDING, LLC PEABODY HOLDING COMPANY, LLC PEABODY IC FUNDING CORP.
PEABODY ILLINOIS SERVICES, LLC PEABODY INDIANA SERVICES, LLC PEABODY INTERNATIONAL HOLDINGS, LLC PEABODY INTERNATIONAL INVESTMENTS,
INC.
PEABODY INTERNATIONAL SERVICES, INC. PEABODY MIDWEST MANAGEMENT
SERVICES, LLC
PEABODY MIDWEST MINING, LLC PEABODY MIDWEST OPERATIONS, LLC

[Signature Page to Amendment No. 1 to Credit Agreement]

PEABODY MIDWEST SERVICES, LLC PEABODY MONGOLIA, LLC PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY PEABODY NEW MEXICO SERVICES, LLC PEABODY OPERATIONS HOLDING, LLC PEABODY POWDER RIVER MINING, LLC PEABODY POWDER RIVER OPERATIONS, LLC PEABODY POWDER RIVER SERVICES, LLC PEABODY ROCKY MOUNTAIN MANAGEMENT
SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC PEABODY SCHOOL CREEK MINING, LLC PEABODY SERVICES HOLDINGS, LLC PEABODY TWENTYMILE MINING, LLC PEABODY VENEZUELA COAL CORP. PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC PEABODY WILD BOAR SERVICES, LLC PEABODY WILLIAMS FORK MINING, LLC PEABODY WYOMING SERVICES, LLC PEABODY-WATERSIDE DEVELOPMENT, L.L.C. PEC EQUIPMENT COMPANY, LLC
SAGE CREEK HOLDINGS, LLC
SAGE CREEK LAND & RESERVES, LLC SENECA PROPERTY, LLC
SHOSHONE COAL CORPORATION TWENTYMILE COAL, LLC
UNITED MINERALS COMPANY, LLC
By:              Name: Eric R. Waller Title:    Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

PEABODY INVESTMENTS CORP.
By:          Name: Brian Cropper
Title: Vice President & Treasurer

BIG SKY COAL COMPANY NGS ACQUISITION CORP., LLC
PEABODY SAGE CREEK MINING, LLC PEABODY SOUTHEAST MINING, LLC PEABODY WESTERN COAL COMPANY
By:
Name: Christopher W. Wittenauer Title: Secretary

SENECA COAL COMPANY, LLC

By: Peabody Holding Company, LLC, as its sole member
By:              Name: Eric R. Waller Title: Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

PEABODY GLOBAL HOLDINGS, LLC
By:              Name: Eric R. Waller Title: Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT:

JPMorgan Chase Bank, N.A., as Administrative Agent
By:              Name: Lance Buxkemper      Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:

Bank of Montreal, Chicago Branch, as a Lender
By:
Name:    Aleen Hartje
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:

JPMorgan Chase Bank, N.A., as a Lender
By:             Name: Lance Buxkemper     Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:
    , as a Lender

By:    Bank of America, N.A Name:    Cameron D. Taylor Title:    Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:

GOLDMAN SACHS BANK USA,
as a Lender
By:
Name:    Dan Martis
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]